THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus


       Supplement dated April 14, 2003 to the Prospectus dated May 1, 2002

     This supplement describes expected changes to investment options offered through ChoicePlus contracts (the "Contracts") issued by The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies"). Please keep this supplement with your contract prospectus for future reference.

     Pursuant to an order granted from the Securities and Exchange Commission, the Companies, as well as Lincoln Life Variable Annuity Account N and Lincoln New York Account N for Variable Annuities (the "Separate Accounts"), will close and replace certain funds currently offered under the Contracts (the "Replaced Funds") with other funds (the "Substitute Funds") on May 19, 2003, as described in your May 1, 2002 prospectus. (There is a slight chance that the substitutions may be delayed until May 27, 2003, but we believe this unlikely.) However, the Companies have made some changes to the proposed substitutions outlined in your May 1, 2002 prospectus, as follows:

     o The Delaware VIP Devon Fund will not be a part of the substitution; rather, effective following the close of business on April 30, 2003, the Delaware VIP Devon Fund will be merged with and into the Delaware Large Cap Value Series.
     o The Companies will close and replace the Delaware VIP Social Awareness Series with the Lincoln National Social Awareness Fund.
     o The Companies will close and replace both the Dreyfus Variable Fund Small Cap Portfolio and the Scudder SVS Small Cap Growth Portfolio with the Scudder VIT Small Cap Index Fund.
     o The Companies will not close or replace the Delaware VIP International Value Equity Series, although the Series is no longer available for the allocation of purchase payments or contract value for contracts issued on or after February 22, 2000.

     Enclosed with this supplement is a current prospectus for the Lincoln National Social Awareness Fund. In addition, for those contract owners that may currently invest in the Dreyfus Variable Fund Small Cap Portfolio and/or the Scudder SVS Small Cap Growth Portfolio, enclosed with this supplement is a current prospectus for the Scudder VIT Small Cap Index Fund. A prospectus for each of the other Substitute Funds was provided to you when you received your May 1, 2002 contract prospectus. Information about the Substitute Funds, including their investment policies, risks, fees and expenses, and all other aspects of their operations, can be found in their prospectuses. There is no assurance that any fund will achieve its stated objectives. Additional copies of the Substitute Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Substitute Funds without charge by calling or writing to the Substitute Fund at the phone number or address noted on the front page of its prospectus.

     Until at least thirty (30) days after the substitutions occur, neither the Companies nor the Separate Accounts will exercise any rights reserved by them under the Contracts to impose restrictions or fees on transfers out of the Replaced Funds.

     If you have any questions about these substitutions, please contact a Customer Service Consultant at 1-888-868-2583.








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